Exhibit 21.1
SUBSIDIARIES IN WHICH PEAKSTONE REALTY TRUST
OWNS, DIRECTLY OR INDIRECTLY, AN INTEREST

Subsidiary	Jurisdiction of Incorporation or Organization
GRT (Cardinal REIT Merger Sub), LLC	Maryland
PKST OP, L.P.	Delaware
GRT OP (Cardinal New GP Sub), LLC	Delaware
GRT OP (Cardinal LP Merger Sub), LLC	Delaware
Cole Corporate Income Operating Partnership II, LP	Delaware
CCIT II Securities Investments, LLC	Delaware
ARCP GP OFC San Jose (Orchard) CA, LLC	Delaware
ARCP OFC Phoenix (Central) AZ, LLC	Delaware
CIM OFC Platteville CO, LLC	Delaware
ARCP OFC Johnston IA (Phase II), LLC	Delaware
CIM OFC Andover MA, LLC	Delaware
CIM OFC Andover (Tech) MA, LLC	Delaware
CIM OFC Sparks MD, LLC	Delaware
VEREIT OFC Lincoln Hill PA, LLC	Delaware
CIM OFC Memphis TN, LLC	Delaware
ARCP OFC Birmingham AL, LLC	Delaware
ARCP OFC San Antonio TX, LLC	Delaware
ARCP OFC Burlington MA (Phase 2), LLC	Delaware
CIM GP OFC San Diego CA, LLC	Delaware
CIM OFC San Diego CA, LP	Delaware
ARCP ID Bellevue OH, LLC	Delaware
The GC Net Lease (Greensboro) Investors, L.P.	Delaware
The GC Net Lease (Greensboro) GP, LLC	Delaware
ARCP OFC Huntsville AL, LLC	Delaware
ARCP OFC Burlington MA, LLC	Delaware
VEREIT OFC Phoenix AZ, LLC	Delaware
VEREIT OFC Tyler TX, LLC	Delaware
CIM OFC Hunt Valley MD, LLC	Delaware
The GC Net Lease (Wake Forest) GP, LLC	Delaware
The GC Net Lease (Wake Forest) Investors, L.P.	Delaware
Cole GP OFC San Jose (Ridder Park) CA, LLC	Delaware
Cole GP OFC Walnut Creek CA, LLC	Delaware
SOR Operating Partnership, LLC	Delaware

Exhibit 21.1

The GC Net Lease (Herndon) Investors, LLC	Delaware
The Point at Clark Street REIT, LLC	Delaware
The GC Net Lease (Columbia) Investors, LLC	Delaware
Griffin Realty Management Company, LLC	Delaware
PKST Management Company, LLC	Delaware
Griffin Capital Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management II, LLC	Delaware
IndustrialCo Trust	Maryland
Industrial SpinCo Trust	Maryland
Griffin Capital Essential Asset TRS, Inc.	Delaware
The GC Net Lease (Parsippany) Investors, LLC	Delaware
The GC Net Lease (Phoenix Beardsley) Investors, LLC	Delaware
The GC Net Lease (Westminster) Investors, LLC	Delaware
The GC Net Lease (Lone Tree) Investors, LLC	Delaware
The GC Net Lease (Arlington Heights) Investors, LLC	Delaware
The GC Net Lease (Houston Westgate III) Investors, LLC	Delaware
The GC Net Lease (Heritage III) Investors, LLC	Delaware
The GC Net Lease (Fort Mill) Investors, LLC	Delaware
The GC Net Lease (Fort Mill II) Investors, LLC	Delaware
The GC Net Lease (Lakeland) Investors, LLC	Delaware
The GC Net Lease (Scottsdale) Investors, LLC	Delaware
The GC Net Lease (Savannah) Investors, LLC	Delaware
Griffin (Hampton 300) Essential Asset REIT II, LLC	Delaware
Griffin (Hampton 500) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 14) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley IPC) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley IPC) Member Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley TRCW) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley TRCW) Member Essential Asset REIT II, LLC	Delaware
Griffin (San Jose) Essential Asset REIT II, LLC	Delaware
Griffin (Groveport) Essential Asset REIT II, LLC	Delaware
Griffin (Andover) Essential Asset REIT II, LLC	Delaware
The GC Net Lease (GV Quebec Court) Investors, LLC	Delaware

Exhibit 21.1

Griffin (Auburn Hills) Essential Asset REIT II, LLC	Delaware
Griffin (North Charleston) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 10) Essential Asset REIT II, LLC	Delaware
Griffin (Lone Tree) Essential Asset REIT II, LLC	Delaware
Griffin (Carmel) Essential Asset REIT II, LLC	Delaware
The GC Net Lease (Scottsdale II) Investors, LLC	Delaware
The GC Net Lease (Largo) Investors, LLC	Delaware
Renfro Properties, LLC	Delaware
The GC Net Lease (Redmond) Investors, LLC	Delaware
The GC Net Lease (Cranberry) Investors, LLC	Delaware
The GC Net Lease (Whippany) Investors, LLC	Delaware
The GC Net Lease (Greenwood Village) Investors, LLC	Delaware
The GC Net Lease (Libertyville) Investors, LLC	Delaware
The GC Net Lease (Rancho Cordova) Investors, LLC)	Delaware
The GC Net Lease (Allen Park) Investors, LLC	Delaware
Griffin (Etna) Essential Asset REIT II, LLC	Delaware
Griffin (Birmingham) Essential REIT II, LLC	Delaware
Griffin (Las Vegas Buffalo) Essential Asset REIT II, LLC	Delaware
Griffin (Dekalb) Essential Asset REIT II, LLC	Delaware
Griffin (Durham) Essential Asset REIT II, L.P.	Delaware
Griffin (Durham) Essential Asset REIT II GP, LLC	Delaware
The GC Net Lease (Beaver Creek) Investors, LLC	Delaware
The GC Net Lease (Beaver Creek) Member, LLC	Delaware
Emporia Partners, LLC	Delaware
The GC Net Lease (Jacksonville) Investors, LLC	Delaware
WR Griffin Patterson, LLC	Delaware
The GC Net Lease (Nashville) Investors, LLC	Delaware
The GC Net Lease (Houston Enclave) Member, LLC	Delaware
The GC Net Lease (Houston Enclave) Investors, LLC	Delaware
The GC Net Lease (Charlotte Research) GP, LLC	Delaware
The GC Net Lease (Charlotte) Investors, LLC	Delaware
The GC Net Lease (Charlotte-North Falls) GP, LLC	Delaware
The GC Net Lease (Charlotte) Member, LLC	Delaware
The GC Net Lease (Charlotte David Taylor) GP, LLC	Delaware
The GC Net Lease (Irvine Armstrong) Investors, LLC	Delaware

Exhibit 21.1

The GC Net Lease (Irving Carpenter) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Member, LLC	Delaware
The GC Net Lease (Warren) Investors, LLC	Delaware
The GC Net Lease (Warren) Member, LLC	Delaware
The GC Net Lease (West Chester) Investors, LLC	Delaware
Griffin Capital (Highway 94) Manager, LLC	Delaware
Griffin Capital (Highway 94) Investors, DST	Delaware
Griffin (Concord) Member Essential Asset REIT II, LLC	Delaware
Griffin (Concord) Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Member Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Essential Asset REIT II, LLC	Delaware
Griffin (Mechanicsburg) Member Essential Asset REIT II, LLC	Delaware
Griffin (Mechanicsburg) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Member Essential Asset REIT II, LLC	Delaware
Griffin (Lincolnshire) Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Member Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Essential Asset REIT II, LLC	Delaware
The GC Net Lease (Triad I) GP, LLC	Delaware
The GC Net Lease (Triad I) Investors, L.P.	Delaware
PKST Realty, LLC	Delaware
Griffin Capital (Nashville) Investors, DST	Delaware
GRT VAO OP, LLC	Delaware
NVO Promote LLC	Delaware
Galaxy REIT LLC	Delaware
Galaxy Properties REIT LLC	Delaware
Galaxy Properties Mezz LLC	Delaware
WSPT Glx Southwest GP LLC	Delaware
WSPT Perimeter GA GP LLC	Delaware
Galaxy Properties GP LLC	Delaware
WSPT Glx Southwest LP	Delaware
WSPT Perimeter GA LP	Delaware
Galaxy Properties I LP	Delaware
Galaxy Properties Mezz II LLC	Delaware

Exhibit 21.1

Galaxy Properties II GP LLC	Delaware
Galaxy Properties II LP	Delaware
Galaxy IL WI REIT LLC	Delaware
Galaxy IL WI Mezz LLC	Delaware
Galaxy IL WI GP LLC	Delaware
Galaxy IL WI LP	Delaware
Galaxy IL WI Mezz II LLC	Delaware
Galaxy IL WI II GP	Delaware
Galaxy IL WI II LP	Delaware
Galaxy OH REIT LLC	Delaware
Galaxy OH Mezz LLC	Delaware
Galaxy OH GP LLC	Delaware
Galaxy OH LP	Delaware
Galaxy OH Mezz II LLC	Delaware
WSPT Glx Aviation OH GP LLC	Delaware
WSPT Glx Aviation OH LP	Delaware
Galaxy KC REIT LLC	Delaware
Galaxy KC Mezz LLC	Delaware
Galaxy KC GP LLC	Delaware
Galaxy KC LP	Delaware
Galaxy OR REIT LLC	Delaware
Galaxy OR Mezz LLC	Delaware
Galaxy OR GP LLC	Delaware
Galaxy OR LP	Delaware
Galaxy WA REIT LLC	Delaware
Galaxy WA Mezz LLC	Delaware
Galaxy WA GP LLC	Delaware
Galaxy WA LP	Delaware
Galaxy MO REIT LLC	Delaware
Galaxy MO Mezz LLC	Delaware
Galaxy MO GP LLC	Delaware
Galaxy MO LP	Delaware
GRT (Parsippany) Member, LLC	Delaware